Exhibit 99.2
SUPPLEMENTAL OPERATING AND FINANCIAL DATA
September 30, 2007

BioMed Realty Trust, Inc.	Investor Relations Contact	www.biomedrealty.com
17140 Bernardo Center Drive, Suite 222	Kent Griffin	(858) 485.9840
San Diego, CA 92128	Chief Financial Officer	(858) 485.9843 (fax)

TABLE OF CONTENTS
SEPTEMBER 30, 2007
This Supplemental Operating and Financial Data package contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, you should exercise caution in interpreting and relying on these statements as they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the company’s control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, competition from other developers, owners and operators of real estate, adverse economic or real estate developments in the life science industry or the company’s target markets, the uncertainty of real estate development and acquisition activity, the ability to complete or integrate acquisitions and developments successfully, the availability and terms of financing and the use of debt to fund acquisitions and developments, the effect of local economic and market conditions, regulatory and tax law changes and other risks and uncertainties detailed from time to time in the company’s filings with the Securities and Exchange Commission, including the company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q. The company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
All dollar amounts shown in this report are unaudited.
This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of BioMed Realty Trust, Inc. Any offers to sell or solicitations to buy securities of BioMed Realty Trust, Inc. shall be made only by means of a prospectus approved for that purpose.

QUARTER HIGHLIGHTS
SEPTEMBER 30, 2007
•	Funds from operations (FFO) for the quarter were $30.8 million, or $0.45 per diluted share

•	Net income available to common stockholders increased 13% to $12.2 million versus the third quarter of 2006

•	Total assets of $3.0 billion at quarter end represented a 40.6% increase from September 30, 2006

•	Executed 16 leasing transactions representing greater than 290,000 square feet, bringing the year-to-date total gross leasing transaction volume to 741,000 square feet:
o	Thirteen new leases totaling approximately 146,000 square feet, bringing the year-to-date 2007 total for new leases to approximately 288,000 square feet, and

o	Three leases amended to extend their terms and totaling approximately 144,000 square feet, bringing the year-to-date 2007 total for amendments, extensions and renewals to approximately 453,000 square feet
•	Increased the occupancy rate of our operating portfolio to 93.3%

•	Commenced construction on an approximately 280,000 square foot Class A laboratory/office facility in East Cambridge, Massachusetts, owned by our joint venture with Prudential Real Estate Investors

•	Closed on the acquisition of two properties located in our core markets for total consideration of $49.0 million, bringing the 2007 year-to-date total acquisitions to $653.8 million:
o	238,000 square feet of industrial/warehouse space located in South San Francisco, California, which is currently fully leased and targeted for future redevelopment as laboratory/office space

o	67,000 square feet of laboratory/office space located in San Diego, California, which is fully leased to Artes Medical, Inc.
•	Disposed of two non-core assets, previously held for sale and owned by our joint venture with Prudential Real Estate Investors

•	Amended our $250 million secured term loan, extending the term to August 2012, lowering the borrowing rate by 60 basis points, and, when combined with our in-place interest rate swap, fixing the effective interest rate at 5.8% into 2010

•	Amended our unsecured line of credit, increasing the available borrowings to $600 million, reducing the borrowing rate, extending the term to August 2011 and increasing the accordion feature to $1.0 billion
About BioMed Realty Trust
BioMed Realty Trust, Inc. is a real estate investment trust (REIT) focused on Providing Real Estate to the Life Science Industry®. The company’s tenants primarily include biotechnology and pharmaceutical companies, scientific research institutions, government agencies and other entities involved in the life science industry. BioMed Realty Trust owns or has interests in 68 properties, representing 103 buildings with approximately 8.5 million rentable square feet, as well as approximately 1.9 million square feet of development in progress. These properties are located predominantly in the major U.S. life science markets of Boston, San Diego, San Francisco, Seattle, Maryland, Pennsylvania and New York/New Jersey, which have well-established reputations as centers for scientific research. Additional information is available at www.biomedrealty.com.

INVESTOR INFORMATION
SEPTEMBER 30, 2007

Company Information

Corporate Headquarters	Trading Symbols	Transfer Agent	Stock Exchange Listing
17140 Bernardo Center Drive, Suite 222	BMR	The Bank of New York Mellon	New York Stock Exchange
San Diego, CA 92128	BMRPrA	101 Barclay Street, 11E
(858) 485.9840		New York, NY 10286
(858) 485.9843 (fax)		(212) 815.3782

Please visit our corporate website at:	www.biomedrealty.com

Board of Directors

Alan D. Gold	Barbara R. Cambon	Mark J. Riedy, Ph.D.	M. Faye Wilson
Chairman

Gary A. Kreitzer	Edward A. Dennis, Ph.D.	Theodore D. Roth

Executive Officers

Alan D. Gold	John F. Wilson, II	R. Kent Griffin, Jr.
President and Chief Executive Officer	Executive Vice President	Chief Financial Officer

Gary A. Kreitzer	Matthew G. McDevitt
Executive Vice President,	Regional Executive Vice President
General Counsel, and Secretary

2007 Tentative Schedule for Quarterly Results

Fourth Quarter	February 2008

EQUITY RESEARCH COVERAGE
SEPTEMBER 30, 2007

Credit Suisse	John J. Stewart / Michael Gorman	(212) 538.3183 / (212) 538.4357

Friedman Billings Ramsey	Wilkes Graham / Matt Konrad	(703) 312.9737 / (703) 312.9731

KeyBanc Capital Markets	Jordan Sadler / Craig Mailman	(917) 368.2280 / (917) 368.2316

Merrill Lynch	Christopher Pike / John C. Clowney	(212) 449.1153 / (212) 449.1128

Morgan Stanley	David S. Cohen / Jacklyn Y. Wang	(212) 761.8564 / (212) 761.7079

Raymond James	Paul D. Puryear / Ken Avalos	(727) 567.2253 / (727) 567.2660

Robert W. Baird & Co.	David Loeb / Andrew J. Wittmann	(414) 765.7063 / (414) 298.1898

RBC Capital Markets	David Rodgers	(216) 378.7626

Stifel, Nicolaus & Company, Inc.	John W. Guinee / Michael C. Hudgins	(410) 454.5520 / (410) 454.4830

UBS Securities	Omotayo Okusanya, II	(212) 713.1864

Wachovia Securities	Christopher Haley / Brendan Maiorana	(443) 263.6773 / (443) 263.6516

FINANCIAL AND OPERATING HIGHLIGHTS
SEPTEMBER 30, 2007
(In thousands, except per share and ratio amounts)

	As of or for the three months ended
	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06
Selected Operating Data
Total revenues	$64,832	$68,429	$68,798	$62,978	$63,837

EBITDA (1)	37,289	41,375	40,312	41,812	42,796
Adjusted EBITDA (1)	42,024	46,316	45,221	42,345	43,295

General and administrative expense	5,283	5,364	5,343	4,923	4,609

Interest expense	7,043	7,117	6,852	10,288	13,346
Capitalized interest	14,902	13,480	12,260	6,329	714

Operating margins (2)	72.3%	71.7%	70.3%	73.7%	73.8%
General and administrative expense / Total revenues	8.1%	7.8%	7.8%	7.8%	7.2%

Net income available to common stockholders	12,215	14,172	16,049	12,589	10,812
Net income per share — diluted	$0.19	$0.20	$0.24	$0.19	$0.17

FFO (3)	30,792	33,804	34,175	32,079	29,964
FFO per share — diluted (3)	$0.45	$0.50	$0.50	$0.47	$0.47

AFFO (3)	27,862	30,843	30,974	27,779	26,274

Coverage Ratios (4)
Interest coverage	6.1	6.6	6.7	4.2	3.2
Interest coverage with capitalized interest	1.9	2.3	2.4	2.6	3.1
Fixed charge coverage	3.3	3.6	3.6	3.7	2.9
Fixed charge coverage with capitalized interest	1.5	1.8	1.8	2.4	2.8

Dividend per share — common stock	$0.31	$0.31	$0.31	$0.29	$0.29

FFO payout	68.9%	62.0%	62.0%	61.7%	61.7%
AFFO payout	75.6%	68.9%	68.9%	70.7%	70.7%

(1)	For definitions and discussion of EBITDA and adjusted EBITDA, see page 34. For a quantitative reconciliation of the differences between adjusted EBITDA, EBITDA and net income available to common stockholders, see page 12.

(2)	See page 13 for detail.

(3)	For definitions and discussion of FFO and AFFO, see page 34. For a quantitative reconciliation of the differences between FFO, AFFO and net income available to common stockholders, see page 11. For a quantitative reconciliation of the differences between AFFO and cash flows provided by operating activities, see page 12.

(4)	For a discussion of coverage ratios, see page 34. See pages 14 and 15 for detail.

CAPITALIZATION SUMMARY
SEPTEMBER 30, 2007

(In thousands, except per share and ratio amounts)

	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06
Capitalization:
Total common shares outstanding	65,466	65,463	65,455	65,426	65,493
Total units outstanding (1)	3,296	3,296	3,284	3,014	2,864

Total common shares and units outstanding	68,762	68,759	68,739	68,440	68,357
Common share price at quarter end	$24.10	$25.12	$26.30	$28.60	$30.34

Equity value at quarter end (2)	$1,657,166	$1,727,229	$1,807,836	$1,957,384	$2,073,951
Preferred stock at liquidation value	230,000	230,000	230,000	—	—
Consolidated debt	1,429,092	1,312,743	1,214,336	1,343,356	814,407

Total capitalization	$3,316,258	$3,269,972	$3,252,172	$3,300,740	$2,888,358

Debt / Total assets	47.5%	45.3%	43.5%	49.9%	38.1%
Debt / Total capitalization	43.1%	40.2%	37.3%	40.7%	28.2%

Total consolidated debt:
Fixed rate debt / Total debt	39.6%	43.8%	47.5%	43.1%	69.3%
Adjusted fixed rate debt / Total debt (3)	84.4%	62.8%	68.1%	61.7%	100.0%

Total consolidated and share of unconsolidated partnership debt:
Fixed rate debt / Total debt	37.5%	41.1%	47.6%	43.2%	69.4%
Adjusted fixed rate debt / Total debt (3)	79.7%	58.9%	68.1%	61.8%	100.0%

(1)	Includes both operating partnership and long term incentive plan units outstanding.

(2)	Assumes conversion of 100% of the operating partnership and long term incentive plan units into shares of common stock.

(3)	Includes interest rate swap agreements that were effective at quarter end. Excludes forward swap agreements.

PORTFOLIO SUMMARY
SEPTEMBER 30, 2007

	Unconsolidated
	Consolidated Portfolio			Partnership Portfolio (1)			Total Portfolio
	September 30, 2007
		Rentable	Percent		Rentable	Percent		Rentable	Percent
	Properties	Square Feet	Leased	Properties	Square Feet	Leased	Properties	Square Feet	Leased
Stabilized properties (2)	40	5,472,851	99.2%	4	257,308	100.0%	44	5,730,159	99.2%
Lease up properties (2)	10	896,564	55.1%	1	n/a	n/a	11	896,564	55.1%

Total operating portfolio	50	6,369,415	93.0%	5	257,308	100.0%	55	6,626,723	93.3%

Repositioning and redevelopment properties (3)	7	1,871,353	11.9%	—	—	n/a	7	1,871,353	11.9%

Total current portfolio	57	8,240,768	74.6%	5	257,308	100.0%	62	8,498,076	75.4%
Construction in progress (4)	3	1,241,000	67.8%	2	700,000	16.4%	5	1,941,000	49.2%
Land parcels (4)	n/a	1,293,000	n/a	1	n/a	n/a	1	1,293,000	n/a

Total proforma portfolio (5)	60	10,774,768	73.7%	8	957,308	38.9%	68	11,732,076	70.8%

	June 30, 2007 (6)
		Rentable	Percent		Rentable	Percent		Rentable	Percent
	Properties	Square Feet	Leased	Properties	Square Feet	Leased	Properties	Square Feet	Leased
Stabilized properties	39	5,126,056	99.1%	4	257,308	100.0%	43	5,383,364	99.1%
Lease up properties	9	938,630	55.8%	2	284,706	25.9%	11	1,223,336	48.8%

Total operating portfolio	48	6,064,686	92.4%	6	542,014	61.1%	54	6,606,700	89.8%

Repositioning and redevelopment properties	7	1,871,353	34.1%	—	—	n/a	7	1,871,353	34.1%

Total current portfolio	55	7,936,039	78.7%	6	542,014	100.0%	61	8,478,053	80.1%
Construction in progress	3	1,241,000	67.8%	2	420,000	26.8%	5	1,661,000	57.4%
Land parcels	n/a	1,202,000	n/a	2	266,000	n/a	2	1,468,000	n/a

Total proforma portfolio (5)	58	10,379,039	77.2%	10	1,228,014	53.3%	68	11,607,053	74.7%

	Consolidated Portfolio		Total Portfolio
	9/30/07	6/30/07	9/30/07	6/30/07
Properties	60	58	68	68
Buildings	98	95	103	102
Tenants	107	105	115	114
Percent leased — operating portfolio	93.0%	92.4%	93.3%	89.8%
Weighted average remaining lease term (years)	8.1	7.8	8.1	7.7

(1)	Includes 72,863 rentable square feet of McKellar Court (21%) and 884,445 rentable square feet of PREI joint venture properties (20%). See page 25 for investment dates.

(2)	See pages 21-22 for detail of consolidated portfolio, page 25 for detail of the unconsolidated partnership portfolio, and page 35 for definitions of terms.

(3)	See page 23 for detail of consolidated portfolio, page 25 for detail of the unconsolidated partnership portfolio, and page 35 for definitions of terms.

(4)	See page 24 for detail of consolidated portfolio, page 25 for detail of the unconsolidated partnership portfolio, and page 35 for definitions of terms.

(5)	Percent leased excludes land parcels.

(6)	Reflects the re-classification of certain lease up and repositioning and redevelopment portfolio properties owned at June 30, 2007 to match the classification of those properties at September 30, 2007.

CONSOLIDATED BALANCE SHEETS
SEPTEMBER 30, 2007

(In thousands)

	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06
Assets
Investments in real estate, net	$2,742,603	$2,618,590	$2,536,428	$2,457,538	$1,894,489
Investment in unconsolidated partnerships	21,741	20,425	2,429	2,436	2,445
Cash and cash equivalents	18,424	20,382	18,711	25,664	47,318
Restricted cash	10,003	9,203	6,912	6,426	6,100
Accounts receivable, net	3,722	3,952	4,669	5,985	4,616
Accrued straight-line rents, net	32,012	27,842	24,348	20,446	16,576
Acquired above-market leases, net	6,339	6,933	6,899	7,551	8,018
Deferred leasing costs, net	119,699	121,308	127,409	129,322	127,141
Deferred loan costs, net	17,052	15,132	16,289	17,608	12,001
Prepaid expenses	4,608	1,633	3,842	3,627	5,981
Other assets	31,959	49,581	41,772	16,039	14,661

Total assets	$3,008,162	$2,894,981	$2,789,708	$2,692,642	$2,139,346

Liabilities and Stockholders’ Equity

Liabilities:
Mortgage notes payable, net	$397,341	$399,522	$401,680	$403,836	$389,407
Secured construction loan	389,904	356,071	324,796	286,355	—
Secured term loan	250,000	250,000	250,000	250,000	250,000
Exchangeable senior notes	175,000	175,000	175,000	175,000	175,000
Unsecured line of credit	216,847	132,150	62,860	228,165	—
Security deposits	7,513	6,883	6,762	7,704	6,556
Dividends and distributions payable	25,557	25,509	25,503	19,847	19,823
Accounts payable, accrued expenses, and other liabilities	81,195	58,588	65,061	62,602	34,565
Acquired below-market leases, net	25,220	24,910	24,994	25,101	26,312

Total liabilities	1,568,577	1,428,633	1,336,656	1,458,610	901,663
Minority interests	19,269	18,873	19,179	19,319	19,596
Stockholders’ equity:
Preferred stock	222,413	222,413	222,413	—	—
Common stock	655	655	654	654	655
Additional paid-in capital	1,275,347	1,274,820	1,273,362	1,272,243	1,271,213
Accumulated other comprehensive income	6,945	26,551	8,287	8,417	6,435
Dividends in excess of earnings	(85,044)	(76,964)	(70,843)	(66,601)	(60,216)

Total stockholders’ equity	1,420,316	1,447,475	1,433,873	1,214,713	1,218,087

Total liabilities and stockholders’ equity	$3,008,162	$2,894,981	$2,789,708	$2,692,642	$2,139,346

CONSOLIDATED STATEMENTS OF INCOME
SEPTEMBER 30, 2007

(In thousands, except share and per share data)

	Three Months Ended
	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06

Revenues:
Rental	$49,382	$49,460	$47,508	$48,680	$49,196
Tenant recoveries	15,084	15,670	16,510	14,290	14,632
Other income	366	3,299	4,780	8	9

Total revenues	64,832	68,429	68,798	62,978	63,837

Expenses:
Rental operations	12,789	12,880	13,115	10,594	11,029
Real estate taxes	5,079	5,543	5,916	5,968	5,681
Depreciation and amortization	17,665	19,637	17,254	18,778	18,482
General and administrative	5,283	5,364	5,343	4,923	4,609

Total expenses	40,816	43,424	41,628	40,263	39,801

Income from operations	24,016	25,005	27,170	22,715	24,036
Equity in net (loss) / income of unconsolidated partnerships	(261)	(454)	22	21	20
Interest income	239	339	231	288	218
Interest expense	(7,043)	(7,117)	(6,852)	(10,288)	(13,346)

Income from continuing operations before minority interests	16,951	17,773	20,571	12,736	10,928
Minority interests in continuing operations of consolidated partnerships	51	(113)	—	22	15
Minority interests in continuing operations of operating partnership	(545)	(577)	(699)	(539)	(497)

Income from continuing operations	16,457	17,083	19,872	12,219	10,446
Income from discontinued operations before gain on sale of assets and minority interests	—	252	387	386	383
(Loss)/gain on sale of real estate assets	(1)	1,088	—	—	—
Minority interest attributable to discontinued operations	—	(57)	(16)	(16)	(17)

(Loss)/income from discontinued operations	(1)	1,283	371	370	366

Net income	16,456	18,366	20,243	12,589	10,812
Preferred stock dividends	(4,241)	(4,194)	(4,194)	—	—

Net income available to common stockholders	$12,215	$14,172	$16,049	$12,589	$10,812

Income from continuing operations per share available to common stockholders:
Basic earnings per share	$0.19	$0.20	$0.24	$0.19	$0.17

Diluted earnings per share	$0.19	$0.20	$0.24	$0.19	$0.17

Net income per share available to common stockholders:
Basic earnings per share	$0.19	$0.22	$0.25	$0.19	$0.18

Diluted earnings per share	$0.19	$0.22	$0.25	$0.19	$0.18

Weighted-average common shares outstanding:
Basic	65,308,702	65,298,747	65,289,950	65,151,884	60,477,672

Diluted	68,274,908	68,269,656	68,231,124	68,218,566	63,646,647

FFO (1) AND AFFO (1) (2)
SEPTEMBER 30, 2007

(In thousands, except per share and ratio amounts)

	Three Months Ended
	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06
Reconciliation of net income to funds from operations (FFO):
Net income available to common stockholders	$12,215	$14,172	$16,049	$12,589	$10,812
Adjustments:
Loss/(gain) on sale of real estate assets	1	(1,088)	—	—	—
Minority interests in operating partnership	545	634	715	555	514
Depreciation & amortization — continuing operations	17,665	19,637	17,254	18,778	18,481
Depreciation & amortization — discontinued operations	—	91	137	137	137
Depreciation & amortization — unconsolidated partnerships	366	358	20	20	20

FFO	$30,792	$33,804	$34,175	$32,079	$29,964

FFO per share — diluted	$0.45	$0.50	$0.50	$0.47	$0.47

Dividends and distributions declared per common share	$0.31	$0.31	$0.31	$0.29	$0.29

FFO payout ratio (3)	68.9%	62.0%	62.0%	61.7%	61.7%

Reconciliation of FFO to adjusted funds from operations (AFFO):
FFO	$30,792	$33,804	$34,175	$32,079	$29,964
Adjustments:
Master lease receipts (4)	232	232	232	272	—
Second generation capital expenditures	(385)	(301)	(300)	(1,590)	(431)
Amortization of deferred loan costs	1,413	900	393	966	603
Amortization of fair value of debt acquired	(654)	(231)	(206)	(619)	(618)
Non-cash equity compensation	1,486	1,458	1,119	1,133	1,074
Straight line rents	(4,152)	(3,936)	(3,902)	(3,870)	(3,721)
Fair value lease revenue	(870)	(1,083)	(537)	(592)	(597)

AFFO	$27,862	$30,843	$30,974	$27,779	$26,274

Dividends and distributions declared per common share	$0.31	$0.31	$0.31	$0.29	$0.29

AFFO payout ratio (5)	75.6%	68.9%	68.9%	70.7%	70.7%

(1)	For definitions and discussion of FFO and AFFO, see page 34.

(2)	For a quantitative reconciliation of the differences between AFFO and cash flows provided by operating activities, see page 12.

(3)	Calculated as dividends and distributions declared per common share divided by FFO per share - diluted.

(4)	Revenues earned and received per the terms of master lease agreements that for GAAP purposes are not included in rental revenues, but as a reduction to assets.

(5)	Calculated as dividends and distributions declared per common share divided by AFFO per share - diluted.

RECONCILIATION OF EBITDA (1) AND AFFO (2)
SEPTEMBER 30, 2007

(In thousands)

	Three Months Ended
	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06
Reconciliation of net income available to common stockholders to earnings before interest, taxes, depreciation and amortization (EBITDA):
Net income available to common stockholders	$12,215	$14,172	$16,049	$12,589	$10,812
Interest expense	7,043	7,117	6,852	10,288	13,346
Depreciation & amortization — continuing operations	17,665	19,637	17,254	18,778	18,481
Depreciation & amortization — discontinued operations	—	91	137	137	137
Depreciation & amortization — unconsolidated partnerships	366	358	20	20	20

EBITDA	37,289	41,375	40,312	41,812	42,796
Minority interests	494	747	715	533	499
Preferred dividends	4,241	4,194	4,194	—	—

Adjusted EBITDA	$42,024	$46,316	$45,221	$42,345	$43,295

Reconciliation of cash flows provided by operating activities to adjusted funds from operations (AFFO):
Cash flows provided by operating activities	$31,991	$27,955	$23,118	$8,635	$26,959
Changes in other assets and liabilities	(4,361)	2,656	7,624	18,872	(685)
Master lease receipts	232	232	232	272	—

AFFO	$27,862	$30,843	$30,974	$27,779	$26,274

(1)	For definitions and discussion of EBITDA and adjusted EBITDA, see page 34.

(2)	For a definition and discussion of AFFO, see page 34.

RECONCILIATION OF NET OPERATING INCOME (1)
SEPTEMBER 30, 2007

(Dollars in thousands)

	Three Months Ended
	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06
Net income	$16,456	$18,366	$20,243	$12,589	$10,812
Loss/(income) from discontinued operations	1	(1,283)	(371)	(370)	(366)
Minority interests from continuing operations	494	690	699	517	482
Net loss/(income) from unconsolidated partnerships	261	454	(22)	(21)	(20)
Interest expense	7,043	7,117	6,852	10,288	13,346
Interest income	(239)	(339)	(231)	(288)	(218)

Income from operations	24,016	25,005	27,170	22,715	24,036
Depreciation and amortization expenses	17,665	19,637	17,254	18,778	18,482
General and administrative expenses	5,283	5,364	5,343	4,923	4,609

Consolidated net operating income	$46,964	$50,006	$49,767	$46,416	$47,127

Revenues:
Rental	$49,382	$49,460	$47,508	$48,680	$49,196
Tenant recoveries	15,084	15,670	16,510	14,290	14,632
Other income	366	3,299	4,780	8	9

Total revenues	64,832	68,429	68,798	62,978	63,837

Expenses:
Rental operations	12,789	12,880	13,115	10,594	11,029
Real estate taxes	5,079	5,543	5,916	5,968	5,681

Total operating expenses	17,868	18,423	19,031	16,562	16,710

Consolidated net operating income	$46,964	$50,006	$49,767	$46,416	$47,127

Operating margin (2) (4)	72.3%	71.7%	70.3%	73.7%	73.8%

Operating expense recovery (3) (4)	84.4%	85.1%	86.8%	86.3%	87.6%

(1)	For a definition and discussion of net operating income, see page 34.

(2)	Operating margin is calculated as ((rental revenue + tenant recovery revenue — rental operations — real estate taxes) / (rental revenue + tenant recovery revenue)).

(3)	Operating expense recovery is calculated as (tenant recovery revenue / (rental operations + real estate taxes)).

(4)	Includes historical activity for disposed properties, except in the period disposed.

INTEREST COVERAGE RATIOS (1)
SEPTEMBER 30, 2007

(In thousands, except ratios)

	Three Months Ended
	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06
Excluding capitalized interest:
Adjusted EBITDA	$42,024	$46,316	$45,221	$42,345	$43,295
Interest expense:
Interest expense	7,043	7,117	6,852	10,288	13,346
Interest expense — unconsolidated partnerships	633	579	50	50	50
Amortization of deferred loan costs	(1,413)	(900)	(393)	(966)	(603)
Amortization of fair value of debt acquired	654	231	206	619	618

Total interest expense	$6,917	$7,027	$6,715	$9,991	$13,411

Interest coverage ratio	6.1	6.6	6.7	4.2	3.2

Including capitalized interest:
Adjusted EBITDA	$42,024	$46,316	$45,221	$42,345	$43,295
Interest expense:
Interest expense	7,043	7,117	6,852	10,288	13,346
Interest expense — unconsolidated partnerships	633	579	50	50	50
Capitalized interest	14,902	13,480	12,260	6,329	714
Amortization of deferred loan costs	(1,413)	(900)	(393)	(966)	(603)
Amortization of fair value of debt acquired	654	231	206	619	618
Amortization of capitalized interest	11	11	11	11	11

Total interest expense	$21,830	$20,518	$18,986	$16,331	$14,136

Interest coverage ratio	1.9	2.3	2.4	2.6	3.1

(1)	For a discussion of coverage ratios, see page 34.

FIXED CHARGE COVERAGE RATIOS (1)
SEPTEMBER 30, 2007

(In thousands, except ratios)

	Three Months Ended
	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06
Excluding capitalized interest:
Adjusted EBITDA	$42,024	$46,316	$45,221	$42,345	$43,295
Fixed charges:
Interest expense	7,043	7,117	6,852	10,288	13,346
Interest expense — unconsolidated partnerships	633	579	50	50	50
Amortization of deferred loan costs	(1,413)	(900)	(393)	(966)	(603)
Amortization of fair value of debt acquired	654	231	206	619	618
Principal payments	1,512	1,507	1,512	1,411	1,378
Principal payments — unconsolidated partnerships	6	6	6	6	6
Preferred dividends	4,241	4,194	4,194	—	—

Total fixed charges	$12,676	$12,734	$12,427	$11,408	$14,795

Fixed charge coverage ratio	3.3	3.6	3.6	3.7	2.9

Including capitalized interest:
Adjusted EBITDA	$42,024	$46,316	$45,221	$42,345	$43,295
Fixed charges:
Interest expense	7,043	7,117	6,852	10,288	13,346
Interest expense — unconsolidated partnerships	633	579	50	50	50
Capitalized interest	14,902	13,480	12,260	6,329	714
Amortization of capitalized interest	11	11	11	11	11
Amortization of deferred loan costs	(1,413)	(900)	(393)	(966)	(603)
Amortization of fair value of debt acquired	654	231	206	619	618
Principal payments	1,512	1,507	1,512	1,411	1,378
Principal payments — unconsolidated partnerships	6	6	6	6	6
Preferred dividends	4,241	4,194	4,194	—	—

Total fixed charges	$27,589	$26,225	$24,698	$17,748	$15,520

Fixed charge coverage ratio	1.5	1.8	1.8	2.4	2.8

(1)	For a discussion of coverage ratios, see page 34.

DEBT SUMMARY
SEPTEMBER 30, 2007

(Dollars in thousands)

	Stated	Effective	Principal	Unamortized	Carrying	Maturity
	Rate	Rate	Balance	Premium	Value	Date
Consolidated debt:

Mortgage notes payable:
Ardentech Court	7.25%	5.06%	$4,589	$406	$4,995	07/12
Bayshore Boulevard	4.55%	4.55%	15,435	—	15,435	01/10
Bridgeview Technology Park I	8.07%	5.04%	11,538	1,076	12,614	01/11
Eisenhower Road	5.80%	4.63%	2,122	16	2,138	05/08
Elliott Avenue	7.38%	4.63%	15,615	73	15,688	11/07
40 Erie Street	7.34%	4.90%	17,895	348	18,243	08/08
500 Kendall Street (Kendall D)	6.38%	5.45%	69,827	4,612	74,439	12/18
Lucent Drive	5.50%	5.50%	5,591	—	5,591	01/15
Monte Villa Parkway	4.55%	4.55%	9,397	—	9,397	01/10
6828 Nancy Ridge Drive	7.15%	5.38%	6,808	539	7,347	09/12
Road to the Cure	6.70%	5.78%	15,482	727	16,209	01/14
Science Center Drive	7.65%	5.04%	11,338	1,027	12,365	07/11
Shady Grove Road	5.97%	5.97%	147,000	—	147,000	09/16
Sidney Street	7.23%	5.11%	30,178	2,523	32,701	06/12
9885 Towne Centre Drive	4.55%	4.55%	21,463	—	21,463	01/10
900 Uniqema Boulevard	8.61%	5.61%	1,545	171	1,716	05/15

Total / weighted-average on fixed rate mortgages	6.27%	5.43%	385,823	11,518	397,341

Fixed rate debt:
$175 million unsecured exchangeable notes	4.50%	4.50%	175,000	—	175,000	10/26

Total / weighted-average fixed rate debt	5.72%	5.14%	560,823	11,518	572,341

Variable rate debt:
$250 million secured term loan	7.32%	7.32%	250,000	—	250,000	08/12
$600 million unsecured line of credit	6.72%	6.72%	216,847	—	216,847	08/11
$550 million secured construction loan	6.38%	6.38%	389,904	—	389,904	11/09

Total / weighted-average variable rate debt	6.74%	6.74%	856,751	—	856,751

Total / weighted-average consolidated debt	6.34%	6.11%	$1,417,574	$11,518	$1,429,092

Share of unconsolidated partnership debt:
PREI $550 million secured loan (20%) (variable)	6.49%	6.49%	$83,017	—	$83,017	04/08
McKellar Court (21%) (fixed)	8.56%	4.63%	2,210	—	2,210	01/10

Total / weighted-average share of unconsolidated partnership debt	6.54%	6.44%	85,227	—	85,227

Total / weighted-average consolidated and share of unconsolidated partnership debt	6.35%	6.13%	$1,502,801	$11,518	$1,514,319

DEBT ANALYSIS
SEPTEMBER 30, 2007

(Dollars in thousands)
Secured and Unsecured Debt Analysis

			Weighted	Weighted
		Percentage	Average	Average
	Principal	of Principal	Stated	Effective
	Balance	Balance	Interest Rate	Interest Rate
Secured debt	$1,025,727	72.4%	6.57%	6.25%

Unsecured debt	391,847	27.6%	5.73%	5.73%

Total consolidated debt	$1,417,574	100.0%	6.34%	6.11%

Fixed and Variable Debt Analysis (1)

			Weighted	Weighted
		Percentage	Average	Average
	Principal	of Principal	Stated	Effective
	Balance	Balance	Interest Rate	Interest Rate
Fixed rate debt	$560,823	39.6%	5.72%	5.14%

Variable rate debt — hedged	635,000	44.8%	5.94%	5.94%

Variable rate debt — unhedged	221,751	15.6%	6.65%	6.65%

Total consolidated debt	$1,417,574	100.0%	5.96%	5.74%

	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06
Total consolidated debt:
Fixed rate debt / Total debt	39.6%	43.8%	47.5%	43.1%	69.3%
Adjusted fixed rate debt / Total debt (1)	84.4%	62.8%	68.1%	61.7%	100.0%

Total consolidated debt and share of unconsolidated partnership debt:
Fixed rate debt / Total debt	37.5%	41.1%	47.6%	43.2%	69.4%
Adjusted fixed rate debt / Total debt (1)	79.7%	58.9%	68.1%	61.8%	100.0%

(1)	Includes interest rate swap agreements that were effective at quarter end. Excludes forward swap agreements.

DEBT MATURITIES
SEPTEMBER 30, 2007

(In thousands)
Weighted-average debt maturity is 6.3 years and 5.9 years for consolidated and unconsolidated debt, respectively.

	2007	2008	2009	2010	2011	Thereafter	Total
Consolidated debt:
Fixed rate debt:
Fixed rate mortgages	$17,029	$24,455	$5,026	$47,445	$26,220	$265,648	$385,823
$175 million unsecured exchangeable notes	—	—	—	—	—	175,000	175,000

Total fixed rate debt	17,029	24,455	5,026	47,445	26,220	440,648	560,823

Variable rate debt:
$250 million secured term loan	—	—	—	—	—	250,000	250,000
$600 million unsecured line of credit	—	—	—	—	216,847	—	216,847
$550 million secured construction loan	—	—	389,904	—	—	—	389,904

Total variable rate debt	—	—	389,904	—	216,847	250,000	856,751

Total consolidated debt	$17,029	$24,455	$394,930	$47,445	$243,067	$690,648	$1,417,574

Share of unconsolidated partnership debt:
PREI $550 million secured loan (20%) (variable)	$—	$83,017	$—	$—	$—	$—	$83,017
McKellar Court (21%) (fixed)	7	29	32	2,142	—	—	2,210

Share of total unconsolidated partnership debt	$7	$83,046	$32	$2,142	$—	$—	$85,227

Total consolidated and share of unconsolidated partnership debt	$17,036	$107,501	$394,962	$49,587	$243,067	$690,648	$1,502,801

COMMON AND PREFERRED STOCK DATA
SEPTEMBER 30, 2007

(Shares in thousands)
SUMMARY OF COMMON SHARES

	Three Months Ended
	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06
Weighted average common shares outstanding	65,308	65,299	65,290	65,152	60,478
Weighted average OP and LTIP units outstanding	2,917	2,917	2,915	2,864	2,864
Dilutive effect of restricted stock	50	54	26	203	169
Dilutive effect of stock warrant	—	—	—	—	136

Diluted common shares	68,275	68,270	68,231	68,219	63,647

Closing common shares, LTIP and OP units outstanding	68,762	68,759	68,739	68,440	68,357
Preferred shares outstanding	9,200	9,200	9,200	—	—

High price	$26.20	$29.94	$31.20	$32.41	$31.99
Low price	$21.00	$24.13	$25.59	$27.71	$28.28
Average closing price	$24.17	$27.59	$28.52	$30.19	$30.30
Closing price	$24.10	$25.12	$26.30	$28.60	$30.34
Dividends per share — annualized	$1.24	$1.24	$1.24	$1.16	$1.16
Closing dividend yield — annualized	5.1%	4.9%	4.7%	4.1%	3.8%
DIVIDENDS PER SHARE

	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06
Common Stock — BMR
Amount	$0.31	$0.31	$0.31	$0.29	$0.29
Declared	September 14, 2007	June 15, 2007	March 15, 2007	December 13, 2006	September 14, 2006
Record	September 28, 2007	June 29, 2007	March 30, 2007	December 29, 2006	September 29, 2006
Paid	October 15, 2007	July 16, 2007	April 16, 2007	January 16, 2007	October 16, 2006

Preferred Stock — BMRPrA
Amount	$0.46094	$0.45582	$0.45582	—	—
Declared	September 14, 2007	June 15, 2007	March 15, 2007	—	—
Record	September 28, 2007	June 29, 2007	March 30, 2007	—	—
Paid	October 15, 2007	July 16, 2007	April 16, 2007	—	—

MARKET SUMMARY
SEPTEMBER 30, 2007

						Annualized			Annualized
			Percent of		Percent of	Base Rent		Percent of	Base Rent
		Rentable	Total	Annualized	Annualized	per Leased	Annualized	Annualized	per Leased
		Square	Rentable	Base Rent	Base Rent	Sq Ft	Base Rent	Base Rent	Sq Ft
Market	Properties	Feet	Sq Ft	Current (1)	Current	Current	at Expiration	at Expiration	at Expiration
				(in thousands)			(in thousands)
Boston	12	1,297,166	15.3%	$48,830	25.1%	$38.67	$53,342	22.7%	$42.24
San Francisco	11	2,698,401	31.8%	21,966	11.3%	20.92	27,762	11.8%	26.44
San Diego	15	945,318	11.1%	23,861	12.2%	27.25	31,677	13.4%	36.18
New York / New Jersey	3	873,369	10.3%	15,694	8.1%	20.72	16,566	7.0%	21.87
Pennsylvania	7	778,251	9.2%	14,865	7.6%	20.61	15,638	6.6%	21.69
Seattle	4	253,788	3.0%	5,689	2.9%	36.13	6,627	2.8%	42.09
Maryland	5	1,144,968	13.5%	44,252	22.7%	38.65	62,822	26.6%	54.87
University Related — Other	3	249,507	2.9%	7,349	3.8%	29.46	8,569	3.6%	34.34

Total consolidated portfolio / weighted average	60	8,240,768	97.0%	$182,507	93.7%	$29.70	$223,004	94.5%	$36.28

Unconsolidated partnership properties (2)	8	257,308	3.0%	12,283	6.3%	47.74	12,912	5.5%	50.18

Total portfolio / weighted average	68	8,498,076	100.0%	$194,790	100.0%	$30.42	$235,916	100.0%	$36.84

(1)	Current annualized base rent is the monthly contractual rent as of the current quarter end, or if rent has not yet commenced, the first monthly rent payment due, multiplied by 12 months.

(2)	Consists of 72,863 rentable square feet of McKellar Court (21%) and 184,445 rentable square feet of PREI joint venture properties (20%).

PROPERTY LISTING — CONSOLIDATED PORTFOLIO
SEPTEMBER 30, 2007

					Rentable	Percent of	Leased
			Property		Square	Rentable	Square	Percent Leased
	Property	Acquisition Date	Status (1)	Buildings	Feet	Sq Ft	Feet	9/30/07	6/30/07
	Boston
1	Albany Street	May 31, 2005	Stabilized	2	75,003	0.9%	75,003	100.0%	100.0%
2	Center for Life Science¦Boston	November 17, 2006	CIP	—	—	—	—	—	—
3	Charles Street (2)	April 7, 2006	Stabilized	1	47,912	0.6%	47,912	100.0%	100.0%
4	Coolidge Avenue	April 5, 2005	Stabilized	1	37,400	0.5%	37,400	100.0%	100.0%
5	21 Erie Street	May 31, 2005	Stabilized	1	48,627	0.6%	48,627	100.0%	100.0%
6	40 Erie Street	May 31, 2005	Stabilized	1	100,854	1.2%	100,854	100.0%	100.0%
7	47 Erie Street Parking Structure	May 31, 2005	Stabilized	1	447 Stalls	n/a	447 Stalls	n/a	n/a
8	Fresh Pond Research Park	April 5, 2005	Lease Up	6	90,702	1.1%	71,376	78.7%	78.7%
9	675 W. Kendall Street (Kendall A)	May 31, 2005	Stabilized	1	302,919	3.7%	293,011	96.7%	96.7%
10	500 Kendall Street (Kendall D)	May 31, 2005	Stabilized	1	349,325	4.2%	344,097	98.5%	98.5%
11	Sidney Street	May 31, 2005	Stabilized	1	191,904	2.3%	191,904	100.0%	100.0%
12	Vassar Street	May 31, 2005	Stabilized	1	52,520	0.6%	52,520	100.0%	100.0%

	Total Boston			17	1,297,166	15.7%	1,262,704	97.3%	97.3%

	San Francisco
13	Ardentech Court (2)	November 18, 2004	Rep / Redev	1	55,588	0.7%	55,588	100.0%	100.0%
14	Ardenwood Venture (3)	June 14, 2006	Lease Up	1	72,500	0.9%	—	—	100.0%
15	Bayshore Boulevard	August 17, 2004	Stabilized	1	183,344	2.2%	183,344	100.0%	100.0%
16	Bridgeview Technology Park I (2)	September 10, 2004	Lease Up	2	212,673	2.6%	157,110	73.9%	64.1%
17	Bridgeview Technology Park II	March 16, 2005	Stabilized	1	50,400	0.6%	50,400	100.0%	100.0%
18	Dumbarton Circle	May 27, 2005	Stabilized	3	44,000	0.5%	44,000	100.0%	100.0%
19	Eccles Avenue (2)	December 1, 2005	Stabilized	1	152,145	1.8%	152,145	100.0%	100.0%
20	Forbes Boulevard (2)	September 5, 2007	Stabilized	1	237,984	2.9%	237,984	100.0%	n/a
21	Industrial Road	August 17, 2004	Stabilized	1	169,490	2.1%	169,490	100.0%	88.1%
22	Kaiser Drive (2)	August 25, 2005	Lease Up	1	87,953	1.1%	—	—	—
23	Pacific Research Center (2)	July 11, 2006	Rep / Redev	10	1,432,324	17.4%	—	—	29.3%

	Total San Francisco			23	2,698,401	32.8%	1,050,061	38.9%	51.4%

	San Diego
24	Balboa Avenue	August 13, 2004	Stabilized	1	35,344	0.4%	35,344	100.0%	100.0%
25	Bernardo Center Drive (2)	August 13, 2004	Rep / Redev	1	61,286	0.7%	61,286	100.0%	100.0%
26	Faraday Avenue	September 19, 2005	Stabilized	1	28,704	0.3%	28,704	100.0%	100.0%
27	John Hopkins Court (2)	August 16, 2006	Rep / Redev	1	69,946	0.8%	—	—	—
28	6828 Nancy Ridge Drive	April 21, 2005	Stabilized	1	42,138	0.5%	42,138	100.0%	100.0%
29	6114-6154 Nancy Ridge Drive	May 2, 2007	Stabilized	3	112,000	1.4%	112,000	100.0%	100.0%
30	Pacific Center Boulevard	August 24, 2007	Stabilized	2	66,745	0.8%	66,745	100.0%	n/a
31	Road to the Cure	December 14, 2006	Lease Up	1	67,998	0.8%	29,464	43.3%	27.8%
32	San Diego Science Center	October 21, 2004	Lease Up	1	105,364	1.3%	78,825	74.8%	55.2%
33	Science Center Drive	September 24, 2004	Stabilized	1	53,740	0.7%	53,740	100.0%	100.0%
34	Sorrento Valley Boulevard	December 7, 2006	Lease Up	1	54,924	0.7%	47,417	86.3%	100.0%
35	Torreyana Road	March 22, 2007	Stabilized	1	81,204	1.0%	81,204	100.0%	100.0%
36	9865 Towne Centre Drive	April 10, 2007	CIP	—	—	—	—	—	—
37	9885 Towne Centre Drive	August 12, 2004	Stabilized	3	115,870	1.4%	115,870	100.0%	100.0%
38	Waples Street (4)	March 1, 2005	Stabilized	1	50,055	0.6%	50,055	100.0%	100.0%

	Total San Diego			19	945,318	11.4%	802,792	84.9%	81.3%

PROPERTY LISTING — CONSOLIDATED PORTFOLIO
SEPTEMBER 30, 2007

					Rentable	Percent of	Leased
			Property		Square	Rentable	Square	Percent Leased
	Property	Acquisition Date	Status (1)	Buildings	Feet	Sq Ft	Feet	9/30/07	6/30/07
	New York / New Jersey
39	Graphics Drive (2)	March 17, 2005	Lease Up	1	72,300	0.9%	32,029	44.3%	44.3%
40	Landmark at Eastview	August 12, 2004	Stabilized	8	751,648	9.1%	725,356	96.5%	96.0%
41	One Research Way (2)	May 31, 2006	Rep / Redev	1	49,421	0.6%	—	—	—

	Total New York / New Jersey			10	873,369	10.6%	757,385	86.7%	86.3%

	Pennsylvania
42	Eisenhower Road (2)	August 13, 2004	Lease Up	1	27,750	0.3%	—	—	—
43	George Patterson Boulevard	October 28, 2005	Stabilized	1	71,500	0.9%	71,500	100.0%	100.0%
44	King of Prussia (5)	August 11, 2004	Stabilized	5	427,109	5.2%	427,109	100.0%	100.0%
45	Phoenixville Pike (2)	May 5, 2005	Lease Up	1	104,400	1.3%	77,455	74.2%	54.9%
46	Spring Mill Drive	July 20, 2006	Stabilized	1	76,378	0.9%	73,984	96.9%	96.9%
47	900 Uniqema Boulevard	January 13, 2006	Stabilized	1	11,293	0.1%	11,293	100.0%	100.0%
48	1000 Uniqema Boulevard	September 30, 2005	Stabilized	1	59,821	0.7%	59,821	100.0%	100.0%

	Total Pennsylvania			11	778,251	9.4%	721,162	92.7%	90.1%

	Seattle
49	Elliott Avenue (2)	August 24, 2004	Rep / Redev	1	134,989	1.6%	63,836	47.3%	47.3%
50	Fairview Avenue (6)	January 12, 2006	CIP	—	—	—	—	—	—
51	Monte Villa Parkway	August 17, 2004	Stabilized	1	51,000	0.6%	51,000	100.0%	100.0%
52	217th Place (2)	November 21, 2006	Rep / Redev	1	67,799	0.8%	42,628	62.9%	56.0%

	Total Seattle			3	253,788	3.0%	157,464	62.0%	60.2%

	Maryland
53	Beckley Street	December 17, 2004	Stabilized	1	77,225	0.9%	77,225	100.0%	100.0%
54	9911 Belward Campus Drive	May 24, 2006	Stabilized	1	289,912	3.5%	289,912	100.0%	100.0%
55	9920 Belward Campus Drive	May 8, 2007	Stabilized	1	51,181	0.6%	51,181	100.0%	100.0%
56	Shady Grove Road	May 24, 2006	Stabilized	4	635,058	8.0%	635,058	100.0%	100.0%
57	Tributary Street	December 17, 2004	Stabilized	1	91,592	1.1%	91,592	100.0%	100.0%

	Total Maryland			8	1,144,968	14.1%	1,144,968	100.0%	100.0%

	University Related - Other
58	Lucent Drive	May 31, 2005	Stabilized	1	21,500	0.3%	21,500	100.0%	100.0%
59	Trade Centre Avenue	August 9, 2006	Stabilized	2	78,023	0.9%	78,023	100.0%	100.0%
60	Walnut Street	July 7, 2006	Stabilized	4	149,984	1.8%	149,984	100.0%	100.0%

	Total University Related - Other			7	249,507	3.0%	249,507	100.0%	100.0%

	Total / weighted average			98	8,240,768	100.0%	6,146,043	74.6%	78.7%

(1)	For a definition of Property Status, see page 35.

(2)	Properties which are being redeveloped or management believes could be redeveloped in whole or in part for laboratory use. See page 23 for details.

(3)	We own 87.5% of the limited liability company that owns the Ardenwood Venture property.

(4)	We own 70% of the limited liability company that owns the Waples Street property.

(5)	We owned an 88.5% limited partnership interest and a 0.5% general partnership interest in the limited partnership that owns the King of Prussia property at September 30, 2007. On October 1, 2007, we purchased the remaining 11% interest pursuant to the exercise of a put option by the minority interest limited partner.

(6)	We own 70% of the limited liability company that owns the Fairview Avenue development.

REPOSITIONING AND REDEVELOPMENT
SEPTEMBER 30, 2007
(Dollars in thousands)

		Total Property		Estimated
		Rentable	Percent Leased/	In-Service
Property	Market	Square Feet	Pre-leased	Date (1)
Ardentech Court	San Francisco	55,588	100.0%	Q1 2008
Bernardo Center Drive (2)	San Diego	61,286	100.0%	Q1 2008
Elliott Avenue (3)	Seattle	134,989	47.3%	Q4 2009
John Hopkins Court	San Diego	69,946	—	Q3 2008
One Research Way	New York/New Jersey	49,421	—	Q2 2008
Pacific Research Center	San Francisco	1,432,324	—	Q2 2009
217th Place	Seattle	67,799	62.9%	Q4 2008

Total / weighted average		1,871,353	11.9%

	Cost Estimate		Cost Estimate Per Square Foot
	Low Estimate	High Estimate	Low Estimate	High Estimate
Investment to date	$351,800	$351,800	$187.99	$187.99
Future cost estimate	150,000	200,000	80.16	106.87

Total cost estimate	$501,800	$551,800	$268.15	$294.87

Potential
Redevelopment
Square Feet
Stabilized properties	438,041
Lease up properties	505,076

Total	943,117

(1)	Management’s estimate of the time in which construction is substantially completed. A project is considered substantially complete and held available for occupancy upon the completion of tenant improvements, but no later than one year from cessation of major construction activity.

(2)	Includes 51,980 square feet leased to our operating partnership. No revenue will be recognized with respect to this related party lease.

(3)	We anticipate that the property will be vacant upon remaining lease expiration in Q1 2008.

DEVELOPMENT AND LAND PARCELS
SEPTEMBER 30, 2007
(Dollars in thousands)
CONSTRUCTION IN PROGRESS:

					Estimated	Estimated
		Estimated	Percent	Investment	Total	In-Service
Property	Market	Square Feet	Pre-leased	to Date	Investment	Date (1)
Center for Life Science | Boston	Boston	703,000	80.1%	$633,000	$730,000	Q1 2009
Fairview Avenue	Seattle	94,000	—	14,000	45,000	Q2 2009
Landmark at Eastview	New York / New Jersey	360,000	53.8%	31,000	145,000	Q3 2009
9865 Towne Centre Drive	San Diego	84,000	100.0%	13,000	33,000	Q4 2008

Total		1,241,000	67.8%	$691,000	$953,000

LAND DEVELOPMENT PARCELS:

Estimated
Developable
Market	Square Feet
Boston	50,000
San Francisco	508,000
New York / New Jersey	130,000
Pennsylvania	65,000
Seattle	40,000
Maryland	500,000

Total	1,293,000

(1)	Management’s estimate of the time in which construction is substantially completed. A project is considered substantially complete and held available for occupancy upon the completion of tenant improvements, but no later than one year from cessation of major construction activity.

PROPERTY LISTING — UNCONSOLIDATED PARTNERSHIPS
SEPTEMBER 30, 2007
(Dollars in thousands)

					Rentable	Leased	Percent Leased/
			Property		Square	Square	Pre-leased
	Property	Acquisition Date	Status (1)	Buildings	Feet (2)	Feet	9/30/07	6/30/07	Market
	McKellar Court
1	McKellar Court	September 30, 2004	Stabilized	1	72,863	72,863	100.0%	100.0%	San Diego

	PREI
2	320 Bent Street	April 4, 2007	Stabilized	1	184,445	184,445	100.0%	100.0%	Boston
3	301 Binney Street	April 4, 2007	CIP	—	420,000	112,560	26.8%	26.8%	Boston
4	301 Binney Garage	April 4, 2007	Lease Up	1	503 Stalls	n/a	n/a	n/a	Boston
5	650 E. Kendall Street (Kendall B)	April 4, 2007	CIP	—	280,000	—	—	—	Boston
6	350 E. Kendall Street Garage (Kendall F)	April 4, 2007	Stabilized	1	1,409 Stalls	n/a	n/a	n/a	Boston
7	Kendall Crossing Apartments	April 4, 2007	Stabilized	1	37 Apts.	n/a	n/a	n/a	Boston
8	Holcombe Street	April 4, 2007	Land	—	—	—	—	—	Univ/Other

	McKellar Court (3)	PREI	Total
Total assets	$16,595	$532,705	$549,300
Total debt	10,525	415,086	425,611
BioMed’s pro rata share of debt	2,210	83,017	85,227

BioMed’s net investment in unconsolidated partnerships	$2,415	$19,326	$21,741
BioMed ownership percentage	21%	20%

(1)	For a definition of Property Status, see page 35.

(2)	Estimates for purposes of construction in progress and land parcels.

(3)	We own a general partnership interest in the limited partnership that owns this property, which entitles us to 75% of the gains upon a sale of the property and 21% of the operating cash flows.

LEASE EXPIRATIONS
SEPTEMBER 30, 2007
Weighted-average remaining lease term is 8.1 years for the consolidated portfolio and 8.0 years for the total portfolio.

		Percent of
		Total			Annualized			Annualized
	Rentable	Rentable		Percent of	Base Rent		Percent of	Base Rent
	Square Feet	Sq Ft	Annualized	Annualized	per Leased	Annualized	Annualized	per Leased
	of Expiring	of Expiring	Base Rent	Base Rent	Sq Ft	Base Rent	Base Rent	Sq Ft
Expiration	Leases	Leases	Current (1)	Current	Current	at Expiration	at Expiration	at Expiration
			(in thousands)			(in thousands)
Month-to-month	7,970	0.1%	$154	0.1%	$19.37	$154	0.1%	$19.37
Fourth quarter 2007	18,161	0.3%	268	0.1%	14.75	268	0.1%	14.75

2007	26,131	0.4%	422	0.2%	16.16	422	0.2%	16.16
2008	430,865	6.7%	9,783	4.8%	22.71	9,875	4.1%	22.92
2009	405,459	6.3%	8,913	4.6%	21.98	9,032	3.8%	22.28
2010	1,085,244	16.9%	24,661	12.7%	22.72	24,909	10.6%	22.95
2011	319,324	5.0%	10,315	5.3%	32.30	11,223	4.8%	35.14
2012	407,046	6.4%	9,058	4.7%	22.25	9,966	4.2%	24.48
2013	507,067	7.9%	10,221	5.2%	20.16	12,725	5.4%	25.10
2014	188,384	2.9%	3,824	2.0%	20.30	4,915	2.1%	26.09
2015	83,050	1.3%	2,648	1.4%	31.89	3,207	1.4%	38.61
2016	603,067	9.4%	22,123	11.4%	36.68	25,398	10.8%	42.11
Thereafter	2,347,714	36.8%	92,820	47.7%	39.54	124,246	52.6%	52.92

Total / weighted average	6,403,351	100.0%	$194,790	100.0%	$30.42	$235,918	100.0%	$36.84

(1)	Current annualized base rent is the monthly contractual rent as of the current quarter ended, or if rent has not yet commenced, the first monthy rent payment due, multiplied by 12 months.

EXPIRATIONS BY MARKET
SEPTEMBER 30, 2007

	Rentable Square Feet of Expiring Leases
Expiration	Boston	San Francisco	San Diego	NY/NJ	Pennsylvania	Seattle	Maryland	University/Other	Total
2007	—	—	16,639	5,484	4,008	—	—	—	26,131
2008	49,009	152,145	54,485	6,319	105,071	63,836	—	—	430,865
2009	41,532	66,688	73,121	204,306	19,812	—	—	—	405,459
2010	347,647	118,992	29,541	224,577	364,487	—	—	—	1,085,244
2011	99,095	71,308	28,103	16,454	104,364	—	—	—	319,324
2012	20,608	188,442	45,916	139,206	12,874	—	—	—	407,046
2013	—	128,984	227,750	71,399	27,753	—	51,181	—	507,067
2014	28,019	66,002	72,863	—	—	—	—	21,500	188,384
2015	—	—	53,740	18,017	11,293	—	—	—	83,050
2016	152,520	100,040	—	—	71,500	51,000	—	228,007	603,067
Thereafter	708,719	157,460	273,497	71,623	—	42,628	1,093,787	—	2,347,714

Total	1,447,149	1,050,061	875,655	757,385	721,162	157,464	1,144,968	249,507	6,403,351

10 LARGEST TENANTS
SEPTEMBER 30, 2007
As of quarter end, our properties were leased to 115 tenants.

					Annualized	Percent of
			Percent of		Base Rent	Annualized
		Leased	Leased Sq Ft	Annualized	per Leased	Base Rent	Lease
		Square	Total	Base Rent	Sq Ft	Current	Expiration
	Tenant	Feet	Portfolio	Current (1)	Current	Total Portfolio	Date(s)
				(In thousands)
1	Human Genome Sciences, Inc.	924,970	10.9%	$40,290	$43.56	20.7%	May 2026
2	Vertex Pharmaceuticals Incorporated (2)	685,286	8.1%	25,948	37.86	13.3%	Multiple
3	Genzyme Corporation	343,000	4.0%	15,457	45.06	7.9%	May 2026
4	Centocor, Inc. (Johnson & Johnson)	331,398	3.9%	7,710	23.26	4.0%	March 2010
5	Schering Corporation (3)	136,067	1.6%	7,609	55.92	3.9%	August 2016
6	Array BioPharma Inc. (4)	228,007	2.7%	6,801	29.83	3.5%	Multiple
7	Arena Pharmaceuticals, Inc.	112,000	1.3%	4,513	40.30	2.3%	May 2027
8	Nektar Therapeutics	100,040	1.2%	4,456	44.54	2.3%	October 2016
9	Regeneron Pharmaceuticals, Inc. (5)	230,911	2.7%	4,355	18.86	2.2%	Multiple
10	Illumina, Inc.	109,270	1.3%	4,178	38.24	2.1%	October 2023

	Total / weighted average (6)	3,200,949	37.7%	$121,318	$37.90	62.2%

(1)	Based on current annualized base rent. Current annualized base rent is the monthly contractual rent as of the current quarter ended, or if rent has not yet commenced, the first monthly rent payment due, multiplied by 12 months.

(2)	81,204 square feet expires September 2013, 41,532 square feet expires March 2009, 191,904 square feet expires August 2010, 59,322 square feet expires December 2010, 20,608 square feet expires May 2012, and 290,716 square feet expires April 2018.

(3)	We own 20% of the limited liability company that owns the property that this tenant occupies.

(4)	149,984 square feet expires July 2016 and 78,023 square feet expires August 2016.

(5)	203,890 square feet expires March 2009, which will be replaced with a 15-year 194,000 square foot lease at the new buildings to be constructed at the Landmark at Eastview property, and 27,021 square feet expires March 2024.

(6)	Without regard to any early lease terminations and/or renewal options.

SAME PROPERTY ANALYSIS
SEPTEMBER 30, 2007
(Dollars in thousands)

	Three Months Ended
	9/30/07	9/30/06	Percent Change
Total Same Property Portfolio (1)
Number of properties	39	39
Rentable square feet	5,327,849	5,327,849
Percent of total portfolio	62.7%	92.5%
Percent leased	94.2%	92.1%

Revenues:
Rental	$42,484	$41,431	2.5%
Tenant recoveries	13,517	12,754	6.0%

Total revenues	56,001	54,185	3.4%

Expenses:
Rental operations	10,871	10,501	3.5%
Real estate taxes	4,260	4,396	(3.1%)

Total expenses	15,131	14,897	1.6%

Net operating income (2)	$40,870	$39,288	4.0%

Less straight line rents, fair value and incentive revenue	(4,157)	(4,047)	2.7%

Same property net operating income — cash basis (2) (3)	$36,713	$35,241	4.2%

Rental revenue — cash basis (3)	$38,327	$37,384	2.5%

	9/30/07	6/30/07
Number of properties	39	35
Change in same property net operating income	4.0%	2.6%
Change in same property net operating income — cash basis	4.2%	1.9%

(1)	The same property portfolio includes properties that were stabilized or in lease up throughout the full quarter in both the current year and the prior year.

(2)	For a definition and discussion of net operating income, see page 34. For a quantitative reconciliation of net operating income to net income in accordance with GAAP, see page 13.

(3)	Represents increase in rents on a “cash-on-cash” basis.

ACQUISITIONS
SEPTEMBER 30, 2007

		Rentable
	Number of	Square
Acquisitions since August 11, 2004:	Properties	Feet (1)	Investment
			(In thousands)
2004 acquisitions	17	2,626,875	$533,434
2005 acquisitions	23	2,121,421	715,159
2006 acquisitions	16	3,099,826	1,309,600

2007
First quarter	1	81,204	33,000
Second quarter	9	632,332	571,800
Third quarter	2	304,729	49,000

Total 2007	12	1,018,265	653,800

Total acquisitions since August	68	8,866,387	$3,211,993

Acquisitions detail for 2007:

			Rentable		Percent
			Square		Leased at
Property	Market	Closing Date	Feet (1)	Investment	Acquisition
				(In thousands)
First Quarter 2007
Torreyana Road	San Diego	March 22, 2007	81,204	$33,000	100.0%

First quarter total			81,204	$33,000	100.0%

Second Quarter 2007
PREI joint ventures (2)	Multiple	April 4, 2007	469,151	$506,700	55.0%
6114-6154 Nancy Ridge Drive (3)	San Diego	May 2, 2007	112,000	50,100	100.0%
9920 Belward Campus Drive	Maryland	May 8, 2007	51,181	15,000	100.0%

Second quarter total			632,332	$571,800	66.6%

Third Quarter 2007
Pacific Center Boulevard	San Diego	August 24, 2007	66,745	16,500	100.0%
Forbes Boulevard	San Francisco	September 5, 2007	237,984	32,500	100.0%

Third quarter total			304,729	$49,000	100.0%

Acquisitions total 2007			1,018,265	$653,800	79.3%

(1)	Rentable square feet at the time of acquisition.

(2)	Our investment was approximately $18.5 million in these limited liability companies, of which we own 20%.

(3)	Our investment includes a $12.1 million option to acquire an additional building.

DISPOSITIONS AND PROPERTIES HELD FOR SALE (1)
SEPTEMBER 30, 2007

(Dollars in thousands)
2007 Dispositions:

					Rentable
			Disposition	Percent	Square	Gross
Property	Market	Acquisition Date	Date	Leased	Feet	Proceeds (2)
Colorow Drive	University/Other	December 22, 2005	May 30, 2007	100.0%	93,650	$20,000
350-360 Third St. (Kendall E-1) (3)	Boston	April 4, 2007	August 2, 2007	—	25,000	15,600
Science Park at Yale (3)	University/Other	April 4, 2007	September 28, 2007	28.4%	259,706	14,000

Total 2007				44.3%	378,356	$49,600

Held for sale at September 30, 2007:

Rentable
			Percent	Square
Property	Market	Acquisition Date	Leased	Feet
Holcombe Street (3)	University/Other	April 4, 2007	n/a	—

(1)	No dispositions occurred prior to 2007.

(2)	Excluding closing costs.

(3)	We own 20% of the limited liability company that owns these properties.

LEASING ACTIVITY (1)
SEPTEMBER 30, 2007

		Current
	Leased	Annualized
	Square	Base Rent per
	Feet	Leased Sq Ft
Leased Square Feet as of December 31, 2006	6,280,648	$29.31

Acquisitions	81,204	26.25

Leased Square Feet including acquisitions	6,361,852
Expirations	(274,040)	28.97
Renewals, amendments, and extensions	220,560	28.88
New leases	19,605	21.23
Terminations	(71,153)	42.62

Leased Square Feet as of March 31, 2007	6,256,824	$29.19
Acquisitions	421,405	25.00
Dispositions	(93,650)	20.29

Leased Square Feet including acquisitions and dispositions	6,584,579
Expirations	(169,540)	27.36
Renewals, amendments, and extensions	88,928	26.48
New leases (2)	122,800	30.17
Terminations	(55,588)	19.35

Leased Square Feet as of June 30, 2007	6,571,179	$30.02
Acquisitions	304,729	10.64
Dispositions	(73,779)	16.72

Leased Square Feet including acquisitions and dispositions	6,802,129
Expirations	(656,909)	17.03
Renewals, amendments, and extensions	143,993	23.54
New Leases	146,063	19.43
Terminations	(31,925)	13.77

Leased Square Feet as of September 30, 2007	6,403,351	$30.42

(1)	Leasing activity for leases signed during the periods presented, which may be different than the period of actual occupancy.

(2)	Includes 51,980 square feet leased to our operating partnership, but excludes rents to the related party.

TENANT IMPROVEMENTS AND LEASING COMMISSIONS
SEPTEMBER 30, 2007

	Three Months Ended
	9/30/07	6/30/07	3/31/07	12/31/06	9/30/06
Renewals, Amendments, and Extensions (1)
Number of renewals	3	2	4	5	2
Square feet	143,993	88,928	220,560	233,344	44,422
Tenant improvement costs per square foot (2)	$1.22	$—	$0.62	$2.89	$1.31
Leasing commission costs per square foot (2)	0.38	—	5.75	—	2.14

Total tenant improvement and leasing commission costs psf	$1.60	$—	$6.37	$2.89	$3.45

New Leases (3)
Number of leases	13	5	7	8	8
Square feet	146,063	122,800	19,605	109,352	71,573
Tenant improvement costs per square foot (2)	$32.13	$58.87	$1.31	$81.11	$9.12
Leasing commission costs per square foot (2)	4.34	14.26	0.59	12.63	5.44

Total tenant improvement and leasing commission costs psf	$36.48	$73.13	$1.90	$93.74	$14.56

Total (4)
Number of renewals/leases	16	7	11	13	10
Square feet	290,056	211,728	240,165	342,696	115,995
Tenant improvement costs per square foot (2)	$16.78	$34.14	$0.68	$27.85	$6.13
Leasing commission costs per square foot (2)	2.38	8.27	5.33	4.03	4.17

Total tenant improvement and leasing commission costs psf	$19.16	$42.41	$6.01	$31.88	$10.30

(1)	Does not include retained tenants that have relocated to new space or expanded into new space.

(2)	Assumes all tenant improvements and leasing commissions are paid in the calendar year in which the lease commences, which may be different than the year in which they are actually paid.

(3)	Includes retained tenants that have relocated to new space or expanded into new space within our portfolio.

(4)	We have acquired several properties in the past which may make a period-over-period comparison less meaningful. For a list of acquisition dates, see pages 21, 22 and 25.

NON-GAAP FINANCIAL MEASURE DEFINITIONS
SEPTEMBER 30, 2007
This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and therefore, may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to cash flows from operating, investing or financing activities as a measure of liquidity, computed in accordance with GAAP.
Funds from Operations (FFO)
We present funds from operations, or FFO, because we consider it an important supplemental measure of our operating performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides an operating performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income. We compute FFO in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT, in its March 1995 White Paper (as amended in November 1999 and April 2002). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of loan origination costs) and after adjustments for unconsolidated partnerships and joint ventures. Our computation may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO does not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. FFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions.
Adjusted Funds from Operations (AFFO)
We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs. We calculate AFFO by adding to FFO: (a) amounts received pursuant to master lease agreements on certain properties, which are not included in rental income for GAAP purposes, and (b) non-cash operating revenues and expenses. Other equity REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other equity REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our operations.
Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA

EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We calculate adjusted EBITDA by adding to EBITDA: (a) minority interests in our operating partnership and (b) dividends payable on our series A preferred stock. Management uses EBITDA and adjusted EBITDA as indicators of our ability to incur and service debt. In addition, we consider EBITDA and adjusted EBITDA to be appropriate supplemental measures of our performance because they eliminate depreciation and interest, which permits investors to view income from operations without the impact of non-cash depreciation or the cost of debt. However, because EBITDA and adjusted EBITDA are calculated before recurring cash charges including interest expense and taxes, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility is limited.
Coverage Ratios
We present interest and fixed charge ratios as supplemental liquidity measures. Management uses these ratios as indicators of our financial flexibility to service current interest expense and debt amortization from current cash net operating income. In addition, we believe that these coverage ratios represent common metrics used by securities analysts, investors and other interested parties to evaluate our ability to service fixed cash payments. However, because these ratios are derived from adjusted EBITDA, their utility is limited by the same factors that limit the usefulness of adjusted EBITDA as a liquidity measure.
Net Operating Income (NOI)
We use net operating income, or NOI, as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. We compute NOI by adding or subtracting certain items from net income, minority interest in the operating partnership, gains/losses from investment in unconsolidated partnerships, interest expense, interest income, depreciation and amortization, and general and administrative expenses. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

PROPERTY DEFINITIONS
SEPTEMBER 30, 2007
Property Status
Stabilized — Represents operating properties that are more than 90% leased
Lease up — Represents operating properties that are less than 90% leased
Repositioning and redevelopment, or Rep / Redev — Represents properties that we are currently preparing for their intended use, and accordingly are capitalizing interest and other costs as of the end of the quarter
Construction in progress, or CIP — Represents properties that we are currently developing through ground up construction
Land parcels, or Land — Represents estimates of the additional rentable square footage that we could put into service if management made the strategic election to pursue additional development